UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2020

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
Temporary Suspension of Registrant's Primary Offering, Share Redemption Program, and Distribution Reinvestment Plan
In connection with a potential strategic transaction, on February 26, 2020, Griffin Capital Essential Asset REIT, Inc.'s (the "Registrant") board of directors (the "Board") approved the temporary suspension of (i) the primary portion of the Registrant's follow-on offering (the "Primary Offering"), effective February 27, 2020; (ii) the Registrant's share redemption program ("SRP"), effective March 28, 2020; and (iii) the Registrant's distribution reinvestment plan ("DRP"), effective March 8, 2020.
The Board believes that it would be in the best interest of the Registrant and its stockholders to temporarily suspend the Primary Offering to allow the Registrant to evaluate a potential strategic transaction. The Registrant's policy will be to accept subscription agreements only if they are signed and dated on or before the close of business on February 27, 2020. The accounts must be fully funded and in good order no later than the close of business on February 28, 2020.
This Current Report on Form 8-K serves as the 30 days' notice of the suspension of the SRP per the terms of the program, and the 10 days' notice of the suspension of the DRP per the terms of the plan.
The SRP shall be officially suspended as of March 28, 2020, and no redemptions will be honored for the first quarter of 2020 other than redemptions sought upon a stockholder's death, qualifying disability, or determination of incompetence or incapacitation which will be honored in accordance with the terms of the SRP.
Due to the suspension of the DRP as of March 8, 2020, all subsequent distributions, other than the stock distribution declared by the Board on December 18, 2019, to be paid on April 1, 2020, will be paid in cash.
The SRP and DRP shall remain suspended until such time, if any, as the Registrant's Board may approve the resumption of the SRP and DRP.
Disclaimer on Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward-looking even in the absence of these particular words. Where, in any forward-looking statement, the Registrant expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. Statements contained herein that are not historical facts, including statements relating to the evaluation of a potential strategic transaction are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including the risk that for a variety of reasons we may not be able to execute on our strategic plans and other risks and uncertainties detailed in the Registrant's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which such statements are made, and the Registrant undertakes no obligation to update such statements to reflect events or circumstances arising after such date, except as required by law.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: February 27, 2020	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Chief Legal Officer and Secretary